UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2006

METROLOGIC INSTRUMENTS, INC.

(Exact name of Registrant as specified in its charter)

New Jersey	0-24172	22-1866172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Coles Road, Blackwood, New Jersey	08012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 228-8100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

The Registrant is furnishing herewith as Exhibit 99.1 its presentation of its second quarter 2006 financial results for the period ended June 30, 2006, which was made available on the Company’s web site in connection with the Company’s second quarter 2006 conference call on July 26, 2006.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

Number	Description of Document
99.1	Presentation of the Registrant’s second quarter 2006 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Metrologic Instruments, Inc. (Registrant)

July 31, 2006	By:	/s/ Kevin Bratton
	Name:	Kevin Bratton
	Title:	Chief Financial Officer